UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 17, 2017

MTS SYSTEMS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MINNESOTA	0-02382	41-0908057
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

14000 TECHNOLOGY DRIVE
EDEN PRAIRIE, MN 55344

(ADDRESS OF PRINCIPAL
EXECUTIVE OFFICES,
INCLUDING ZIP CODE)

(952) 937-4000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                        Results of Operations and Financial Condition.

On January 17, 2017, MTS Systems Corporation (the “Company”) reaffirmed its preliminary financial results for the fiscal year ended October 1, 2016 (“Fiscal 2016”) provided by the Company on November 29, 2016.  The Company continues to expect preliminary full-year revenue for Fiscal 2016 to be in the range of $645 million to $650 million and preliminary GAAP EPS for Fiscal 2016 to be in the range of $1.65 to $1.70.

The information in this Item 2.02 is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.                                        Other Events.

On December 9, 2016, the Company announced that, due to an internal investigation of apparent violations by certain employees in its China operations of the Company’s code of conduct, the filing of its Annual Report on Form 10-K for Fiscal 2016 will be delayed beyond the extended filing due date. As a result, the Company has requested that the lenders under its current credit agreement, dated as of July 5, 2016, by and among the Company, the Company’s foreign subsidiaries from time to time party thereto, the lenders from time to time party thereto, U.S. Bank National Association and HSBC Bank USA, National Association as Co-Documentation Agents, Wells Fargo Bank, National Association as Syndication Agent, JPMorgan Chase Bank, N.A. as Administrative Agent and JPMorgan Chase Bank, N.A. and Wells Fargo Securities, LLC as Joint Bookrunners and Joint Lead Arrangers (as amended from time to time, the “Credit Agreement”), waive any default resulting from failure to provide the Company’s audited financial statements for Fiscal 2016 (the “Annual Financial Statements”) and consent to delivery of such Annual Financial Statements no later than the date that is 90 days after the lenders provide their consent (the “Extension Date”).  On January 17, 2017, the Company announced that it intends to seek a consent and waiver to the Credit Agreement (the “Consent”) from the lenders in order to, among other things, (i) extend the deadline to deliver the Annual Financial Statements to the Extension Date, (ii) extend the deadline to deliver the Company’s unaudited financial statements for the first quarter of the 2017 fiscal year (the “Quarterly Financial Statements” and together with the Annual Financial Statements, the “Financial Statements”) until the Extension Date and (iii) waive any defaults related to the Company’s failure to deliver the Financial Statements by the applicable deadlines set forth in the Credit Agreement.  The Company expects to receive the Consent on or about January 24, 2017 and provide the Financial Statements to the Administrative Agent on or before April 24, 2017. The Company also plans to file its Annual Report on Form 10-K for Fiscal 2016 and its Quarterly Report on Form 10-Q for the first quarter of the 2017 fiscal year no later than this date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS SYSTEMS CORPORATION
(Registrant)

Date: January 17, 2017	By:	/s/ Jeffrey P. Oldenkamp
Jeffrey P. Oldenkamp
Senior Vice President and Chief Financial Officer